UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Industrial Income Trust Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INDUSTRIAL —INCOME TRUST

Joshua J. Widoff Senior Vice President, General Counsel and Secretary

INDUSTRIAL INCOME TRUST INC. 2011 Annual Meeting of Stockholders June 23, 2011 1:30 P.M., Mountain Daylight Time The Grand Hyatt Castle Peak Room 1750 Welton Street Denver, CO 80202 *** Your Vote is Important *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 23, 2011. Dear Valued Stockholder, This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described on the back of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the proxy statement are available at www.eproxy.com/iit. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the back of this notice on or before June 16, 2011 to facilitate timely delivery. The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Industrial Income Trust Inc. (the “Company”) will be held on June 23, 2011 at 1:30 p.m. Mountain Daylight Time at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, CO 80202. The Meeting will be held for the following purposes. 1. To elect five directors to serve until the 2012 annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify; 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and 3. To conduct any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. You may attend the Annual Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Annual Meeting, please follow the instructions below to view the materials and vote online or obtain proxy materials via one of the methods listed on the back of this notice. Please vote your proxy promptly so that your shares may be represented at the Annual Meeting. Thank you in advance for your participation. Sincerely, Online Viewing and Voting is Quick, Easy and Eco-Friendly! A convenient way to View important Proxy Materials and Vote immediately in 3 simple steps Step 1: Go to the Electronic Voting Site at www.eproxy.com/iit Step 2: Access and View the Proxy Materials by clicking on the associated links provided. Step 3: Follow simple instructions on the screen to log in and vote your eligible position(s).

lNDUSTRIAL INCOME TRUST REQUESTING COPIES OF THE PROXY MATERIALS The proxy statement and annual report are available online. If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 16, 2011 to facilitate timely delivery. Internet — Access the Internet and go to www.ematerials.com/iit. Follow the instructions to log in and order copies. Telephone — Call us free of charge at 866-551-3628 in the U.S. or Canada using a touch-tone phone and follow the instructions to log in and order copies. Email — Send us an email at fundproxy@ematerials.com with “ITT Materials Request” in the subject line. The email must include: • The 13-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive materials via mail -or- to receive an email with links to the electronic materials. • If you choose email delivery, you must include your email address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your social security number or Tax ID number in the email. HOW TO VOTE: (Please note: You cannot vote by returning this Notice) To vote your eligible position(s), you must either 1) vote online via the Internet (as instructed on the front of this notice) or 2) request a copy of a full set of proxy materials, which includes a proxy ballot (as instructed above). If you wish to vote at the meeting, then bring this notice and proper identification with you. Please address any correspondence regarding this matter to: Industrial Income Trust, P.O. Box 55072, Boston, MA 02205-5072 WE NEED YOUR VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF FURTHER SOLICITATION. THANK YOU IN ADVANCE FOR YOUR PARTICIPATION.